MORGAN STANLEY DEAN WITTER EQUITY FUND
                                Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS May 31, 1999

DEAR SHAREHOLDER:

We are pleased to present the Morgan Stanley Dean Witter Equity Fund's first annual report to shareholders. The Fund, which commenced operations on July 29, 1998, seeks to provide investors with an attractive total return by constructing a portfolio of equity securities believed to offer compelling valuation characteristics and improving business dynamics. The Fund's sub-advisor, Miller Anderson & Sherrerd, LLP (MAS), selects growth and value stocks in proportions that seek to maximize the portfolio's total return potential while reducing market risk.

MARKET OVERVIEW

The period under review, from inception on July 29, 1998, through May 31, 1999, was one of continued, though turbulent, growth in the large-capitalization, domestic equity marketplace. Although only 10 months in duration, the period since inception has already been buffeted by three distinct types of markets. From inception through the first week of October 1998, the market was down nearly 15 percent, with large-cap growth stocks providing significant outperformance relative to value stocks and other capitalization strategies. Thereafter, the market turned in its best fourth-quarter performance ever in the history of the S&P 500 Composite Stock Price Index (S&P 500), up 21.3 percent, again led by large-cap growth companies. This growth trend continued through the first quarter of 1999 with the market up 5 percent, then abruptly changed course in April, with the value side of the market dramatically taking the lead. Large increases in emerging-stock markets, better data from those same economies, continued domestic strength and dramatic hikes in oil prices and U.S. interest rates conspired to change near-term market sentiment in favor of value-oriented and economically sensitive stocks.

PERFORMANCE

For the period under review, Morgan Stanley Dean Witter Equity Fund's Class A, B, C and D shares returned 17.60 percent, 16.90 percent,

MORGAN STANLEY DEAN WITTER EQUITY FUND

17.10 percent and 17.90 percent, respectively. The performance of the four share classes varies because of differing expenses. During the same period, the S&P 500 Index returned 17.20 percent, while the Lipper Growth Funds Index returned
16.13 percent. The accompanying chart illustrates the performance of the Fund versus the S&P 500 and Lipper indexes.

Despite the erratic market, which occurred early in the Fund's life, the Fund's return nearly matched its market benchmark and did exceed the performance of its peer group, due to an effective combination of strong stock selection, diversified sector representation, a low cash position and risk management. From the market low on October 8, 1998, with the Fund then fully invested, the portfolio return has significantly exceeded its market and peer benchmarks. While maintaining a modest value tilt against the S&P 500 Index for the entire period, the Fund outperformed its benchmarks during both the strong, growth-stock rebound phase of this market and the more recent shift to value stocks.

PORTFOLIO STRATEGY

At the close of the period, the portfolio was overweighted in consumer durables and consumer services where strong earnings performance persists. The portfolio is market weighted in the technology sector but underweighted within that sector's industry groups in securities whose earnings dynamics are disappointing or where prices appear speculative. The portfolio remains underweighted in personal products and drugs, though less so than previously, as valuations have fallen to more reasonable levels. Weights in the other market sectors are roughly neutral to those in the benchmark.

Among the Fund's largest holdings on May 31, 1999, were Microsoft, MCI WorldCom, Royal Dutch Petroleum, General Motors and Cisco Systems.

LOOKING AHEAD

The stock market is experiencing a major change in sentiment from global deflation to global reflation and economic recovery, although uncertainty exists as to whether this change will be lasting or only temporary. As the Fund's fiscal year drew to a close, it became clear that investor sentiment was favoring value over growth and extending that sentiment into other than mega-cap stocks. Since April 1999, the returns from the 50 largest stocks in the S&P 500 Index have been lagging those of the remaining stocks in the index. Stocks with low price/earnings (p/e) ratios are again outperforming high p/e stocks. Large-, mid- and small-capitalization stock returns have all favored value over growth since April. Moreover, mid- and small-cap stock returns have turned positive after a protracted period of underperformance. These changes in the market have not affected the fundamental positioning of the Fund's portfolio, which emphasizes a balanced investment strategy with an average valuation level

MORGAN STANLEY DEAN WITTER EQUITY FUND
lower than the market and expected earnings growth higher than the market. MAS believes that this balanced strategy, the product of interactive growth and value investing, is a cornerstone strategy which should enable the Fund to provide investors with competitive total returns over the long term.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's investment manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Equity Fund and look forward to continuing to serve your investment objectives.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO                     /S/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                         MITCHELL M. MERIN
Chairman of the Board                          President

MORGAN STANLEY DEAN WITTER EQUITY FUND

FUND PERFORMANCE May 31, 1999

[LINE GRAPH]

     GROWTH OF $10,000
     ($ in Thousands)

                                   CLASS A           CLASS B           CLASS C           CLASS D         S&P 500(4)
                                   -------           -------           -------           -------         ----------
July 29, 1998                      9475.00          10000.00          10000.00          10000.00          10000.00
July 31, 1998                      9323.00           9840.00           9840.00           9840.00           9970.00
August 31, 1998                    7788.00           8220.00           8220.00           8230.00           8530.00
September 30, 1998                 8111.00           8550.00           8550.00           8570.00           9076.00
October 31, 1998                   8755.00           9220.00           9220.00           9240.00           9814.00
November 30, 1998                  9267.00           9750.00           9750.00           9780.00          10408.00
December 31, 1998                  9845.00          10350.00          10350.00          10400.00          11008.00
January 31, 1999                  10366.00          10900.00          10900.00          10950.00          11468.00
February 28, 1999                  9987.00          10500.00          10500.00          10560.00          11112.00
March 31, 1999                    10498.00          11020.00          11020.00          11100.00          11556.00
April 30, 1999                    11190.00          11740.00          11740.00          11830.00          12003.00
May 31, 1999                      11143.00(3)       11190.00(3)       11610.00(3)       11790.00(3)       11720.00

                                 LIPPER(5)
                                 ---------
July 29, 1998                     10000.00
July 31, 1998                     10000.00
August 31, 1998                    8394.00
September 30, 1998                 8954.00
October 31, 1998                   9573.00
November 30, 1998                 10144.00
December 31, 1998                 10992.00
January 31, 1999                  11461.00
February 28, 1999                 11071.00
March 31, 1999                    11551.00
April 30, 1999                    11845.00
May 31, 1999                      11613.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR EACH CLASS OF SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

               CLASS A SHARES**
----------------------------------------------
PERIOD ENDED 5/31/99
-------------------------
Since Inception (7/29/98)  17.60(1)   11.43(2)

               CLASS B SHARES+
----------------------------------------------
PERIOD ENDED 5/31/99
-------------------------
Since Inception (7/29/98)  16.90(1)   11.90(2)

               CLASS C SHARES++
----------------------------------------------
PERIOD ENDED 5/31/99
-------------------------
Since Inception (7/29/98)  17.10(1)    16.10(2)

               CLASS D SHARES#
----------------------------------------------
PERIOD ENDED 5/31/99
-------------------------
Since Inception (7/29/98)  17.90(1)

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on May 31,
     1999.
(4)  The Standard & Poor's 500 Composite Stock Price Index (S&P
     500) is a broad-based index, the performance of which is
     based on the average performance of 500 widely held common stocks. The performance of the index does not include any
     expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5)  The Lipper Growth Funds Index is an equally-weighted
     performance index of the largest-qualifying funds (based on net assets) in the Lipper Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an
     investment. There are currently 30 funds represented in this index.
*    For periods of less than one year, the fund quotes its total return on a non-annualized basis.
**   The maximum front-end sales charge for Class A is 5.25%.
+    The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
++   The maximum contingent deferred sales charge for Class C
     shares is 1% for shares redeemed within one year of
     purchase.
#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER EQUITY FUND

PORTFOLIO OF INVESTMENTS May 31, 1999

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            COMMON STOCKS (95.7%)
            Accident & Health Insurance (1.0%)
  53,100    UNUM Corp. ..................  $  2,857,444
                                           ------------

            Airlines (0.4%)
  20,400    AMR Corp.*...................     1,327,275
                                           ------------
            Alcoholic Beverages (0.7%)
  28,500    Anheuser-Busch Companies,
             Inc.........................     2,082,281
                                           ------------
            Auto Parts: O.E.M. (0.9%)
  31,400    Dana Corp. ..................     1,621,025
  56,404    Delphi Automotive Systems
             Corp.*......................     1,106,922
                                           ------------
                                              2,727,947
                                           ------------
            Beverages - Non-Alcoholic (1.2%)
  36,600    Coca Cola Co. ...............     2,500,237
  31,400    PepsiCo, Inc. ...............     1,124,512
                                           ------------
                                              3,624,749
                                           ------------
            Broadcasting (1.5%)
  31,900    Clear Channel Communications,
             Inc.*.......................     2,107,394
  88,800    Infinity Broadcasting Corp.
             (Series A)*.................     2,269,950
                                           ------------
                                              4,377,344
                                           ------------
            Building Materials (1.7%)
 127,500    Owens Corning................     5,020,312
                                           ------------

            Building Materials/DIY Chains (0.5%)
  27,700    Lowe's Companies, Inc. ......     1,438,669
                                           ------------

            Building Products (1.0%)
  71,100    York International Corp. ....     2,999,531
                                           ------------

            Cable Television (0.9%)
  36,400    MediaOne Group Inc.*.........     2,689,050
                                           ------------

            Cellular Telephone (1.3%)
  29,000    AirTouch Communications,
             Inc.*.......................     2,914,500
  18,350    Sprint Corp. (PCS Group)*....       825,750
                                           ------------
                                              3,740,250
                                           ------------
            Computer Communications (1.8%)
  49,550    Cisco Systems, Inc.*.........     5,397,853
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            Computer Hardware (2.6%)
  47,300    Compaq Computer Corp. .......  $  1,120,419
  25,600    Dell Computer Corp.*.........       880,000
  17,600    Hewlett-Packard Co. .........     1,659,900
  34,000    International Business
             Machines Corp. .............     3,954,625
                                           ------------
                                              7,614,944
                                           ------------
            Computer/Video Chains (1.3%)
  48,300    Tandy Corp. .................     3,984,750
                                           ------------

            Computer Software (4.3%)
 159,400    Microsoft Corp.*.............    12,861,587
                                           ------------

            Construction/Agricultural Equipment/ Trucks
             (2.3%)
  85,200    Case Corp. ..................     4,004,400
  55,800    Cummins Engine Co., Inc. ....     2,824,875
                                           ------------
                                              6,829,275
                                           ------------
            Discount Chains (2.9%)
  44,500    Consolidated Stores Corp.*...     1,529,687
  28,400    Dayton Hudson Corp. .........     1,789,200
  53,650    Dollar General Corp. ........     1,425,078
  90,600    Wal-Mart Stores, Inc. .......     3,861,825
                                           ------------
                                              8,605,790
                                           ------------

            Diversified Financial Services (0.8%)
  35,350    Citigroup Inc. ..............     2,341,937
                                           ------------

            Drugstore Chains (0.9%)
  60,900    CVS Corp. ...................     2,801,400
                                           ------------

            Electric Utilities (1.5%)
  37,700    Carolina Power & Light
             Co. ........................     1,649,375
  47,600    Energy East Corp. ...........     1,320,900
  33,200    PECO Energy Co. .............     1,624,725
                                           ------------
                                              4,595,000
                                           ------------
            Electronic Data Processing (0.7%)
  57,000    Unisys Corp.*................     2,162,437
                                           ------------

            Environmental Services (1.8%)
  54,700    Allied Waste Industries,
             Inc.*                            1,018,787
  81,400    Waste Management, Inc. ......     4,304,025
                                           ------------
                                              5,322,812
                                           ------------
            Finance Companies (1.2%)
  80,400    Household International,
             Inc. .......................     3,487,350
                                           ------------

            Fluid Controls (0.6%)
  43,400    Parker-Hannifin Corp. .......     1,896,037
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Food Chains (1.2%)
  27,100    Kroger Co.*..................  $  1,587,044
  39,500    Safeway Inc.*................     1,836,750
                                           ------------
                                              3,423,794
                                           ------------
            Generic Drugs (0.4%)
  44,600    Mylan Laboratories, Inc. ....     1,131,725
                                           ------------
            Hospital/Nursing Management (0.3%)
  75,200    Health Management Associates,
             Inc. (Class A)*.............       977,600
                                           ------------

            Insurance Brokers/Services (0.7%)
  48,300    Aon Corp. ...................     2,076,900
                                           ------------

            Integrated Oil Companies (3.4%)
  21,700    Atlantic Richfield Co. ......     1,816,019
  12,000    Chevron Corp. ...............     1,112,250
 104,700    Royal Dutch Petroleum Co.
             (ADR) (Netherlands).........     5,922,094
  17,600    Texaco, Inc. ................     1,152,800
                                           ------------
                                             10,003,163
                                           ------------
            Internet Services (2.2%)
  30,300    America Online, Inc.*........     3,617,062
  12,800    At Home Corp. (Series A)*....     1,621,600
   9,500    Excite, Inc.*................     1,262,312
                                           ------------
                                              6,500,974
                                           ------------
            Major Banks (5.2%)
  74,400    Bank of America Corp. .......     4,812,750
  60,100    Bank One Corp. ..............     3,399,406
  45,100    BankBoston Corp. ............     2,136,612
  43,300    KeyCorp......................     1,504,675
  24,200    PNC Bank Corp. ..............     1,385,450
  54,500    Wells Fargo & Co. ...........     2,180,000
                                           ------------
                                             15,418,893
                                           ------------
            Major Chemicals (1.3%)
  68,700    Rohm & Haas Co. .............     2,756,587
  52,800    Solutia, Inc. ...............     1,184,700
                                           ------------
                                              3,941,287
                                           ------------
            Major Pharmaceuticals (5.9%)
  40,600    Abbott Laboratories..........     1,834,612
  44,000    Baxter International,
             Inc. .......................     2,840,750
  44,700    Bristol-Myers Squibb Co. ....     3,067,537
  22,900    Lilly (Eli) & Co. ...........     1,635,919
  61,000    Merck & Co., Inc. ...........     4,117,500
  17,700    Pfizer, Inc. ................     1,893,900
  33,300    Warner-Lambert Co. ..........     2,064,600
                                           ------------
                                             17,454,818
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Major U.S. Telecommunications (7.8%)
  41,500    Ameritech Corp. .............  $  2,731,219
  80,259    AT&T Corp. ..................     4,454,374
 112,502    MCI WorldCom, Inc.*..........     9,710,329
  47,700    SBC Communications, Inc. ....     2,438,663
  33,700    Sprint Corp. (FON Group).....     3,799,675
                                           ------------
                                             23,134,260
                                           ------------
            Managed Health Care (1.2%)
  37,900    Aetna Inc. ..................     3,441,794
                                           ------------

            Media Conglomerates (2.7%)
  54,548    AT&T Corp. - Liberty Media
             Group (Class A)*............     3,624,033
  72,400    Fox Entertainment Group
             (Class A)*..................     1,846,200
  37,800    Time Warner, Inc. ...........     2,572,763
                                           ------------
                                              8,042,996
                                           ------------
            Medical/Nursing Services (0.5%)
  56,600    Lincare Holdings, Inc.*......     1,386,700
                                           ------------

            Military/Gov't/Technical (0.2%)
  39,500    Loral Space & Communications
             Ltd. (Bermuda)*.............       656,688
                                           ------------

            Motor Vehicles (3.0%)
  59,900    Ford Motor Co. ..............     3,418,044
  80,700    General Motors Corp. ........     5,568,300
                                           ------------
                                              8,986,344
                                           ------------
            Multi-Line Insurance (1.1%)
  86,900    Allstate Corp. ..............     3,166,419
                                           ------------

            Multi-Sector Companies (0.1%)
  14,500    Tenneco, Inc. ...............       338,031
                                           ------------

            Oil Refining/Marketing (1.6%)
  52,300    Tosco Corp. .................     1,336,919
  57,100    Total S.A. (ADR) (France)....     3,472,394
                                           ------------
                                              4,809,313
                                           ------------
            Oil/Gas Transmission (1.4%)
 106,000    Coastal Corp. ...............     4,087,625
                                           ------------

            Oilfield Services/Equipment (0.8%)
  36,700    BJ Services Co.*.............     1,011,544
  30,900    Halliburton Co. .............     1,278,488
                                           ------------
                                              2,290,032
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Package Goods/Cosmetics (1.4%)
  52,300    Gillette Co. ................  $  2,667,300
  17,300    Procter & Gamble Co. ........     1,615,388
                                           ------------
                                              4,282,688
                                           ------------
            Packaged Foods (0.7%)
  26,100    General Mills, Inc. .........     2,097,788
                                           ------------
            Property - Casualty Insurers (2.0%)
  55,800    Everest Reinsurance Holdings,
             Inc. .......................     1,834,425
 105,400    Travelers Property Casualty
             Corp. (Class A).............     4,163,300
                                           ------------
                                              5,997,725
                                           ------------
            Railroads (0.5%)
  50,400    Burlington Northern Santa Fe
             Corp. ......................     1,562,400
                                           ------------

            Rental/Leasing Companies (0.9%)
  58,900    Ryder System, Inc. ..........     1,413,600
  43,400    United Rentals, Inc. ........     1,302,000
                                           ------------
                                              2,715,600
                                           ------------
            Retail - Specialty (0.5%)
   4,100    Best Buy Co., Inc.*..........       186,550
  60,100    Office Depot, Inc.*..........     1,254,588
                                           ------------
                                              1,441,138
                                           ------------
            Semiconductors (1.3%)
  69,200    Intel Corp. .................     3,758,425
                                           ------------

            Specialty Chemicals (2.7%)
  52,800    Air Products & Chemicals,
             Inc.........................     2,164,800
 148,200    Engelhard Corp. .............     3,001,050
 163,400    Grace (W. R.) & Co.*.........     2,910,563
                                           ------------
                                              8,076,413
                                           ------------
            Specialty Insurers (4.1%)
  69,800    Ace, Ltd. (Bermuda)..........     2,128,900
  52,800    Ambac Financial Group,
             Inc. .......................     3,078,900
  60,100    MBIA, Inc. ..................     4,105,581
  48,200    XL Capital Ltd. (Class A)....     2,931,163
                                           ------------
                                             12,244,544
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Telecommunications Equipment (5.7%)
  34,800    ADC Telecommunications,
             Inc.*.......................  $  1,696,500
  48,100    General Instrument Corp.*....     1,860,869
  45,200    Motorola, Inc. ..............     3,743,125
  26,000    Nortel Networks Corp. .......     1,950,000
  43,800    QUALCOMM Inc.*...............     4,256,813
  56,600    Tellabs, Inc.*...............     3,311,100
                                           ------------
                                             16,818,407
                                           ------------
            Tobacco (1.1%)
 101,700    RJR Nabisco Holdings
             Corp. ......................     3,146,344
                                           ------------

            TOTAL COMMON STOCKS
            (Identified Cost
            $240,898,764)................   284,196,852
                                           ------------

            PREFERRED STOCK (0.8%)
            Media Conglomerates
  81,500    News Corporation Ltd. (The)
             (ADR) (Australia)
             (Identified Cost
             $2,480,656).................     2,480,656
                                           ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
--------
            SHORT-TERM INVESTMENT (3.8%)
            REPURCHASE AGREEMENT
$ 11,382    The Bank of New York 4.50%
             due 06/01/99 (dated
             05/28/99; proceeds
             $11,388,081) (a)
             (Identified Cost
             $11,382,389)                    11,382,389
                                           ------------


TOTAL INVESTMENTS
(Identified Cost $254,761,809)
(b)..............................  100.3%      298,059,897

LIABILITIES IN EXCESS
OF OTHER ASSETS..................    (0.3)        (969,714)
                                   ------     ------------

NET ASSETS.......................    100.0%   $297,090,183
                                     =====    ============


---------------------

ADR  American Depository Receipt.
  *  Non-income producing security.
(a)  Collateralized by $9,052,686 U.S. Treasury Bond
     8.75% due 05/15/17 valued at $11,611,176.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
     $49,170,398 and the aggregate gross unrealized depreciation is $5,872,310, resulting in net unrealized appreciation of $43,298,088.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999
ASSETS:
Investments in securities, at value
 (identified cost $254,761,809).............................  $298,059,897
Receivable for:
    Investments sold........................................     1,765,473
    Shares of beneficial interest sold......................       856,858
    Dividends...............................................       294,828
Deferred offering costs.....................................        17,458
Prepaid expenses and other assets...........................        82,320
                                                              ------------
    TOTAL ASSETS............................................   301,076,834
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................     3,328,726
    Plan of distribution fee................................       247,154
    Investment management fee...............................       214,019
    Shares of beneficial interest repurchased...............        61,105
Offering costs..............................................        14,820
Accrued expenses............................................       120,827
                                                              ------------
    TOTAL LIABILITIES.......................................     3,986,651
                                                              ------------
    NET ASSETS..............................................  $297,090,183
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $252,460,556
Net unrealized appreciation.................................    43,298,088
Undistributed net realized gain.............................     1,331,539
                                                              ------------
    NET ASSETS..............................................  $297,090,183
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $7,932,667
Shares Outstanding (unlimited authorized, $.01 par value)...       674,526
    NET ASSET VALUE PER SHARE...............................        $11.76
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........        $12.41
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $273,344,542
Shares Outstanding (unlimited authorized, $.01 par value)...    23,389,925
    NET ASSET VALUE PER SHARE...............................        $11.69
                                                              ============
CLASS C SHARES:
Net Assets..................................................   $15,744,308
Shares Outstanding (unlimited authorized, $.01 par value)...     1,345,094
    NET ASSET VALUE PER SHARE...............................        $11.70
                                                              ============
CLASS D SHARES:
Net Assets..................................................       $68,666
Shares Outstanding (unlimited authorized, $.01 par value)...         5,826
    NET ASSET VALUE PER SHARE...............................        $11.79
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

STATEMENT OF OPERATIONS
For the period July 29, 1998* through May 31, 1999
NET INVESTMENT LOSS:
INCOME
Dividends (net of $25,641 foreign withholding tax)..........  $ 2,339,522
Interest....................................................      542,741
                                                              -----------

    TOTAL INCOME............................................    2,882,263
                                                              -----------

EXPENSES
Plan of distribution fee (Class A shares)...................       14,950
Plan of distribution fee (Class B shares)...................    1,820,482
Plan of distribution fee (Class C shares)...................       86,747
Investment management fee...................................    1,692,914
Transfer agent fees and expenses............................      246,712
Offering costs..............................................      108,387
Registration fees...........................................       90,876
Professional fees...........................................       56,842
Custodian fees..............................................       29,075
Shareholder reports and notices.............................       15,692
Trustees' fees and expenses.................................        9,910
Other.......................................................        2,904
                                                              -----------

    TOTAL EXPENSES..........................................    4,175,491
                                                              -----------

    NET INVESTMENT LOSS.....................................   (1,293,228)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    2,324,956
Net unrealized appreciation.................................   43,298,088
                                                              -----------

    NET GAIN................................................   45,623,044
                                                              -----------

NET INCREASE................................................  $44,329,816
                                                              ===========

---------------------

* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                              FOR THE PERIOD
                                                              JULY 29, 1998*
                                                                 THROUGH
                                                               MAY 31, 1999
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.........................................   $ (1,293,228)
Net realized gain...........................................      2,324,956
Net unrealized appreciation.................................     43,298,088
                                                               ------------

    NET INCREASE............................................     44,329,816

Net increase from transactions in shares of beneficial
 interest...................................................    252,660,367
                                                               ------------

    NET INCREASE............................................    296,990,183

NET ASSETS:
Beginning of period.........................................        100,000
                                                               ------------

    END OF PERIOD...........................................   $297,090,183
                                                               ============

---------------------

* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS May 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities. The Fund was organized as a Massachusetts business trust on April 6, 1998 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on July 29, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Miller Anderson & Sherrerd, LLP (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities

MORGAN STANLEY DEAN WITTER EQUITY FUND
having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. OFFERING COSTS -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $126,000 which will be reimbursed for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over the period of benefit of approximately one year or less from the commencement of operations.

MORGAN STANLEY DEAN WITTER EQUITY FUND

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.85% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales

MORGAN STANLEY DEAN WITTER EQUITY FUND
literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $12,174,612 at May 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended May 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.78%, respectively.

The Distributor has informed the Fund that for the period ended May 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,059, $531,731 and $19,126, respectively and received $49,580 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended May 31, 1999 aggregated $422,810,841 and $181,765,046, respectively.

MORGAN STANLEY DEAN WITTER EQUITY FUND

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $2,300.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE PERIOD
                                                                   JULY 29, 1998*
                                                                       THROUGH
                                                                    MAY 31, 1999
                                                              -------------------------
                                                                SHARES        AMOUNT
                                                              ----------   ------------
CLASS A SHARES
Sold........................................................     986,023   $ 9,815,933
Redeemed....................................................    (313,997)   (3,248,973)
                                                              ----------   -----------
Net increase - Class A......................................     672,026     6,566,960
                                                              ----------   -----------
CLASS B SHARES
Sold........................................................  26,743,761   266,671,820
Redeemed....................................................  (3,356,336)  (33,876,428)
                                                              ----------   -----------
Net increase - Class B......................................  23,387,425   232,795,392
                                                              ----------   -----------
CLASS C SHARES
Sold........................................................   1,753,484    17,458,304
Redeemed....................................................    (410,890)   (4,196,497)
                                                              ----------   -----------
Net increase - Class C......................................   1,342,594    13,261,807
                                                              ----------   -----------
CLASS D SHARES
Sold........................................................       3,326        36,208
                                                              ----------   -----------
Net increase in Fund........................................  25,405,371   $252,660,367
                                                              ==========   ===========

---------------------
* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

As of May 31, 1999, the Fund had permanent book/tax differences attributable to a net operating loss and nondeductible expenses. To reflect reclassifications arising from these differences, paid-in-capital was charged $299,811, undistributed net realized gain was charged $993,417 and net investment loss was credited $1,293,228.

MORGAN STANLEY DEAN WITTER EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a beneficial interest outstanding throughout the period:

                                                                 FOR THE PERIOD JULY 29, 1998* THROUGH MAY 31, 1999
                                                              --------------------------------------------------------
                                                              CLASS A         CLASS B          CLASS C         CLASS D
                                                              SHARES           SHARES          SHARES          SHARES
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA++:
Net asset value, beginning of period........................  $10.00            $10.00          $10.00         $10.00
                                                              ------            ------          ------         ------
Income (loss) from investment operations:
 Net investment income (loss)...............................    0.01             (0.07)          (0.04)          0.03
 Net realized and unrealized gain...........................    1.75              1.76            1.74           1.76
                                                              ------            ------          ------         ------
Total income from investment operations.....................    1.76              1.69            1.70           1.79
                                                              ------            ------          ------         ------
Net asset value, end of period..............................  $11.76            $11.69          $11.70         $11.79
                                                              ======            ======          ======         ======
TOTAL RETURN+(1)............................................   17.60%            16.90%          17.10%         17.90%

RATIOS TO AVERAGE NET ASSETS(2)(3):
Expenses....................................................    1.38%             2.13%           1.91%          1.13%
Net investment income (loss)................................    0.07%            (0.68)%         (0.46)%          0.32%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $7,933          $273,345         $15,744             $69
Portfolio turnover rate(1)..................................      80%               80%             80%            80%

---------------------
 *  Commencement of operations.
 ++  The per share amounts were computed using an average number of shares outstanding.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Equity Fund (the "Fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period July 29, 1998 (commencement of operations) through May 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 6, 1999

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR
----------------------------------
Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MORGAN STANLEY
DEAN WITTER
EQUITY FUND


Annual Report
May 31, 1999